UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 24, 2015

LITERA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Buckingham Pkwy Culver City, CA 90230

(Address of principal executive offices)

(424) 543-4006

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 24, 2015, Litera Group, Inc., ("LITERA") entered into a production play agreement (the "Agreement") with Mike Barker ("Barker"). Pursuant to the Agreement, LITERA granted to Barker the sole and exclusive rights to present the play, "My Penguin Dance" for one or more performances.The price for such was $4,500.

Prior to the date of the Purchase Agreement, LITERA had no interaction, other than the negotiation of the Agreement, with Barker.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Production Play Agreement, by and between Litera Group, Inc. and Mike Barker, dated November 24, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Litera Group, Inc.

Date: November 25, 2015	By:	/s/ Wade Gardner
	Name:	Wade Gardner
	Title:	President

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Production Play Agreement, by and between Litera Group, Inc. and Mike Barker, dated November 24, 2015.

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